DELAWARE GROUP® EQUITY FUNDS V

Delaware Dividend Income Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R and Institutional Class Prospectuses
dated March 30, 2011

On November 16, 2011, the Board of Trustees of Delaware Group Equity Funds V voted to approve changes related to the Fund’s investment strategy in foreign securities.  These changes will become effective sixty (60) days after the date of this Supplement.

The following information replaces the third paragraph in the section entitled, “How we manage the Fund – Our investment strategies”:

Under normal circumstances, at least 50% of the Fund's total assets will be invested in income generating equity securities. In making investments in income generating equity securities, the Fund may invest an unlimited portion of its total assets in convertible securities without regard to credit quality. While debt securities may comprise up to 50% of the Fund's total assets, no more than 45% of the Fund's total assets will be invested in high yield, high-risk debt securities. No more than 25% of the Fund's total assets will be invested in any one industry sector nor, as to 75% of the Fund's total assets, will more than 5% be invested in securities of any one issuer. The Fund may invest up to 30% of its total assets in foreign equity and debt securities. The Fund will not, however, invest more than 5% of its total assets in securities of issuers principally located or principally operating in markets of emerging countries.

The following replaces the information in the section entitled, “How we manage the Fund – The securities in which the Fund typically invests – Foreign securities”:

Foreign securities
Securities of issuers organized, having a majority of their assets, or deriving a majority of their operating income, in foreign countries. Investments in foreign securities include investments in American depositary receipts (ADRs), which are receipts issued by a depositary (usually a U.S. bank) and represent the bank's holdings of a stated number of shares of a foreign corporation. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are generally denominated in U.S. dollars and are bought and sold on a U.S. stock exchange in the same manner as U.S. securities.

How the Fund uses them: The Fund may invest up to 30% of its net assets in foreign equity and debt securities.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Foreign risk”:

Foreign risk
Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic or government conditions, increased transaction costs, or inadequate regulatory and accounting standards.

How the Fund strives to manage it: We typically invest no more than 30% of the Fund's portfolio in foreign corporations. To the extent we invest in foreign securities, we invest primarily in issuers of developed countries, which are less likely to encounter these foreign risks than issuers in developing countries. We may use hedging techniques to help offset potential foreign currency losses.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 17, 2011.